Exhibit 99.2 A PIONEER & LEADER IN PLACENTAL BIOLOGICS Q1:23 Results Conference Call May 2, 2023

Disclaimer & Cautionary Statements Some of the information and statements contained in this presentation and certain oral statements made from time to time by representatives of MIMEDX constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that do not directly or exclusively relate to historical facts. Such forward-looking statements include statements regarding: • Future sales or sales growth, cash and expense levels, segment contributions and margins; • Estimates of potential market size for the Company’s current and future products; • Plans for expansion outside of the U.S.; • Expectations regarding the U.S. Centers for Medicare and Medicaid Services (CMS) and Medicare Administrative Contractors (MACs) reimbursement policies and the impact of CMS and MAC reimbursement policy proposals on the Company's business and financial results in 2023 and beyond; • The Company’s expectations regarding its mDHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; • The effectiveness of amniotic tissue as a therapy for any particular intended uses or condition; • Expected spending on clinical trials and research and development; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability 2

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, the reimbursement environment and many other factors; • The results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and • Expected spending can depend in part on the results of pending clinical trials; The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. 3

Joe Capper Chief Executive Officer 4

Q1:23 Highlights • Superb execution across the Net Sales Gross Margin organization, especially by the commercial team, with net sales of $71.7 million, net loss of $5.0 million and Adjusted EBITDA of $5.5 $71.7MM 82.7% million • Q1:23 results demonstrate Year/Year Growth Adjusted EBITDA that we are beginning to unlock leverage in the business +21.7% $5.5MM • Strong start to the year in Wound & Surgical provides confidence in value creation opportunity 5

Progress Executing on Strategic Priorities Build leadership position in Develop opportunities in Demonstrate corporate Wound & Surgical discipline around expenses adjacent markets • Seeking to be deeper and • Goal to become more • Growth in all sites-of-service in Q1 wider in the markets we profitable over time serve • Encouraging performance in • Enhance efficiencies across private physician office• Execution on Knee OA organization and improve program and associated production yields • New product success trials growing presence in Surgical • Work towards achievement • Numerous potential of near-term expense and Recovery opportunities to augment profitability targets growth profile 6

Pete Carlson Chief Financial Officer 7

Q1:23 Net Sales • Q1:23 net sales growth of 2023 Quarterly Shipping Day Net Sales 21.7% compared to Q1:22 Variance vs. 2022 $71.7 • Strong performance $58.9 +1 despite industry seasonality (e.g., deductible re-sets, lower patient traffic, 0 etc.) -1 -1 • Q1:23 net sales benefitted from one additional shipping day vs. Q1:22 and improved access to accounts in 2023 as COVID restrictions lifted Q1:22 Q1:23 Q1:23 Q2:23 Q3:23 Q4:23 8 $ millions

Q1:23 Gross Profit & Gross Margins • Q1:23 gross margins roughly flat year-over-year and up $60.0 $59.3 200 bp sequentially, $55.5 $55.1 reversing a downward trend $49.0 over the past several quarters 83.1% 82.7% 82.3% 82.0% • Improving gross margin 80.7% remains a top priority; continue to believe business is capable of delivering gross margins in the mid-80% range over time Q1:22 Q2:22 Q3:22 Q4:22 Q1:23 9 $ millions

Q1:23 Operating Expenses $52.3 Q1:22 $49.6 Q1:23 • Significant actions taken to improve Company’s cost base beginning to $6.5 materialize in Q1:23 $6.0 SG&A R&D • Focused on demonstrating expense $5.5 control and improving profitability in 2023 and beyond -$1.7 -$5.0 -$10.5 Adjusted EBITDA Net Income/Loss 10 $ millions $ millions

Q1:23 Results by Business Segment Wound & Surgical ($ millions) Q1:21 Q1:22 Q1:23 Net Sales $51.4 $58.3 $70.6 • Q1:23 Wound & Surgical segment contribution of Cost of Sales (7.2) (9.1) (11.3) $20.1 million or 28.4% of Wound & Surgical net sales (25.8) (34.0) (37.7) Selling, General and Administrative Expense compared to $13.2 million or 22.6%, respectively in Q1:22 Research and Development Expense (1.4) (2.0) (1.5) $16.9 $13.2 $20.1 Segment Contribution Regenerative Medicine ($ millions) Q1:21 Q1:22 Q1:23 • Q1:23 Regenerative Medicine expenses totaled $5.0 Net Sales $7.9 $0.0 $0.0 million, driven by the commencement of our KOA trial, Cost of Sales (1.5) 0.0 0.0 which is currently recruiting, screening and enrolling Selling, General and Administrative Expense (4.8) 0.0 0.0 patients Research and Development Expense (2.9) (4.0) (5.0) ($1.3) ($4.0) ($5.0) Segment Contribution Corporate & Other ($ millions) Q1:21 Q1:22 Q1:23 • Q1:23 Corporate & Other SG&A expenses totaled Net Sales $0.7 $0.6 $1.0 $14.6 million, representing 20.4% of total net sales (1.0) (0.8) (1.1) Cost of Sales compared to $15.5 million or 26.4% of total net sales, Selling, General and Administrative Expense (14.6) (15.5) (14.6) respectively in Q1:22 0.0 0.0 0.0 Research and Development Expense 11

Cash Balance at March 31, 2023 • Q1 cash use driven by payment of annual employee incentive compensation and ongoing investments in working capital to fund growth • Expect to build cash over the course of 2023 $61.2MM • Do not currently anticipate need for external financing to fund operations or longer-term projects, including KOA 12

Joe Capper Chief Executive Officer 13

Summary Q1:23 Highlights Include: Q1:23 Net Sales Growth of Nearly 22% Year-Over-Year Gross Profit of 82.7% Adjusted EBITDA of $5.5 Million Off to a Strong Start Continued Roll Out of New Products in the U.S. in 2023! Initial Sales of EPIFIX in Japan Focus on Driving Efficiency and Expense Rationalization 14

Generating Sustainable Profitability & Strengthening our Balance Sheet TURN • Milestone payment related to FDA clearance of FleX product no longer expected in 2023 Therapeutics Legal • Nearing the conclusion of legal expense overhang related legacy indemnity fees and Expenses* related costs Expect to build on two consecutive quarters of positive Adjusted EBITDA and build cash on balance sheet *”Legal Expenses” refer to Investigation, 15 Restatement and Related Expense

Closing Remarks and Q&A 16